Revenue	12 Months Ended
Dec. 31, 2024
Revenue [Abstract]
REVENUE

4 REVENUE

	2024	2023	2022
	USD	USD	USD

Revenue from subscriptions	64,991,807	24,557,650	27,061,318
Revenue from advertisement (1)	11,221,050	9,900,071	12,057,903
Revenue from live events	1,880,548	6,922,719	9,362,794
	78,093,405	41,380,440	48,482,015
Goods and services transferred at a point in time	13,101,598	16,822,790	21,420,697
Goods and services transferred over time	64,991,807	24,557,650	27,061,318
	78,093,405	41,380,440	48,482,015

(1)	Revenue from advertisement for the year ended December 31, 2024, 2023 and 2022 include barter transactions amounting to USD 2,546,572, USD 111,996 and USD 4,270,233 respectively.

Contract assets

As of December 31, 2024, 2023 and 2022 the group’s contract assets consist of accrued income from contracts with customers which amounts to USD 5,667,727, USD 1,406,015 and USD 2,365,013 respectively. Accrued income is mainly comprised of subscription fees due from customers not yet billed. Revenue is recognized over time as the services are performed.

Contract liabilities

The Group’s contract liabilities from contracts with customers consist only of deferred revenue. Deferred revenue is mainly comprised of subscription fees and vouchers sold collected in advance for services not yet performed and therefore their revenues have not been recognized. Revenue is recognized over time as the services are performed. As of December 31, 2024, 2023 and 2022, the Group had deferred revenue of USD 3,979,613, USD 3,458,753 and 4,536,370 respectively. This balance will be recognized as revenue as the services are performed, which is generally expected to occur over a period up to a year.

Revenue recognized that was included in the contract liability balance at the beginning of the years ended December 31, 2024, and 2023 is USD 3,458,753 and USD 4,536,370 respectively.